MATTHEWS INTERNATIONAL FUNDS
dba MATTHEWS ASIA FUNDS
Supplement dated November 17, 2025
to the Prospectus dated April 30, 2025, as supplemented
For all existing and prospective shareholders of the Matthews China Dividend Fund – Institutional Class (MICDX) and Investor Class (MCDFX):
As disclosed in a prior prospectus supplement dated September 30, 2025 (the “September Supplement”), the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) approved the tax-free reorganization (the “Reorganization”) of the Matthews China Dividend Fund, a series of the Trust (the “Target Fund”), into the Matthews Asia Dividend Fund, a series of the Trust (the “Acquiring Fund”) (each, a “Fund,” and together, the “Funds”). For the reasons previously explained in the September Supplement, the Reorganization does not require the approval of the shareholders of the Target Fund or the Acquiring Fund.
The Reorganization will be delayed from the originally expected date of on or about December 12, 2025 due to the federal government funding shut-down, which has delayed review by the Securities and Exchange Commission (the “SEC”) staff of the N-14 registration statement filed by the Trust.
The new expected closing date for the Reorganization will be on or about January 27, 2026.
Based on that new expected closing date, effective after the close of business on January 12, 2026, shares of the Target Fund will no longer be offered to new shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.
For more information about the Reorganization, please see the September Supplement that was sent to shareholders.
In connection with the Reorganization, a registration statement on Form N-14 has been filed with the SEC. The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.
Please retain this Supplement for future reference.
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